UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Whiting Petroleum Corporation

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ENERGY + TECHNOLOGY = GROWTH YPE Shale Symposium Presentation July 2014 Whiting Petroleum Corporation

Forward-Looking Statements, Non-GAAP
Measures, Reserve and Resource Information
Forward-Looking Statements, Non-GAAP
Measures, Reserve and Resource Information

Energy + Technology = Growth
Whiting uses in this presentation the terms proved, probable and possible reserves.  Proved reserves are reserves which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward from known reservoirs under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain.  Probable reserves are reserves that are less certain to be recovered than proved reserves, but which, together with proved reserves, are as likely as not to be recovered. Possible reserves are reserves that are less certain to be recovered than probable reserves.
Estimates of probable and possible reserves which may potentially be recoverable through additional drilling or recovery techniques are by nature more uncertain than estimates of proved reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.
Whiting uses in this presentation the term “total resources,” which consists of contingent and prospective resources, which SEC rules prohibit in filings of U.S. registrants.  Contingent resources are resources that are potentially recoverable but not yet considered mature enough for commercial development due to technological or business hurdles. For contingent resources to move into the reserves category, the key conditions or contingencies that prevented commercial development must be clarified and removed.  Prospective resources are estimated volumes associated with undiscovered accumulations. These represent quantities of petroleum which are estimated to be potentially recoverable from oil and gas deposits identified on the basis of indirect evidence but which have not yet been drilled. This class represents a higher risk than contingent resources since the risk of discovery is also added.  For prospective resources to become classified as contingent resources, hydrocarbons must be discovered, the accumulations must be further evaluated and an estimate of quantities that would be recoverable under appropriate development projects prepared.  Estimates of resources are by nature more uncertain than reserves and accordingly are subject to substantially greater risk of not actually being realized by the Company.
This presentation contains statements that Whiting Petroleum
Corporation (“Whiting”) believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including statements regarding the expected benefits of the proposed transaction to Whiting and Kodiak Oil & Gas Corp. (“Kodiak”) and
their shareholders, the anticipated completion of the proposed transaction or the timing thereof, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the combined company, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.  These risks and uncertainties include, but are not limited to: the ability to obtain shareholder, court and regulatory approvals of the proposed acquisition of Kodiak; the ability to complete the proposed acquisition of Kodiak on anticipated terms and timetable;
Whiting’s and Kodiak’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Whiting or Kodiak; oil and natural gas prices;
level of success in exploration, development and production activities; the impacts of federal and state laws; the impacts of hedging on results of operations;
uncertainty regarding future operating results and plans, objectives and expectations; and other risks described under the caption “Risk Factors” in
Whiting’s and Kodiak’s  Annual Reports on Form 10-K for the period ended
December 31, 2013. Whiting assumes no obligation, and disclaim any duty, to update the forward-looking statements in this communication.  Whiting’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
In this presentation, we refer to Adjusted Net Income, Discretionary Cash
Flow, Cash Flow per Share, EBITDAX and Net Debt, which are non-GAAP measures that the Company believes are helpful in evaluating the performance of its business.
A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation.

Whiting Overview
Whiting Petroleum Corporation’s Solberg 34-11 Tripad wells with Nabors drilling rig
B15 on the Zalesky 34-8 Tripad, in background.
Whiting Overview
Whiting Petroleum Corporation, a Delaware corporation,
is an independent oil and gas company that explores
for, develops, acquires and produces crude oil, natural
gas and natural gas liquids primarily in the Rocky
Mountain and Permian Basin regions of the United
States.  The Company’s largest projects are in the
Bakken and Three Forks plays in North Dakota, the
Redtail Niobrara play in northeast Colorado and its
enhanced oil recovery field in Texas.  The Company
trades publicly under the symbol WLL on the New York
Stock Exchange.
Q1 2014 Production 100.1 MBOE/d
Proved Reserves
(1)
438.5 MMBOE
% Oil Reserves
(1)
79% (89% Liquids)
R/P Ratio
(2)
13 years
(1) Whiting reserves at December 31, 2013 based on independent engineering.
(2) R/P ratio based on year-end 2013 proved reserves and 2013 production.
Energy + Technology = Growth

12%
4%
84%
Rocky Mountains
Permian
Other

Williston Basin Production
80.0
60.0
40.0
20.0
-
16.8
26.3
30.3
48.9
63.5
30% CAGR
2009
2010
2011
2012
2013
MBOE/d

NYSE: WLL

A Focused Company
Major Asset Areas
Q1 2014 Net Production
100.1 MBOE/d

Energy + Technology =             Growth
(1) At December 31, 2013 based on independent engineering.
Williston Basin
Bakken / Three Forks
3,738 Gross Potential Future
Drilling Locations
73,325 BOE/d (Q1 2014)
Redtail
Niobrara A and B
3,310 Gross Potential Future
Drilling Locations
4,550 BOE/d (Q1 2014)
HEADQUARTERS
Denver, Colorado
North Ward Estes
110 MMBOE Proved Reserves (1)
104 MMBOE 92 + P3 Reserves (1)

Capital Budget for Key Property Areas in 2014
2014 Production Growth Guidance of +17% to +19%
(1)
(2)
(3)

Energy + Technology = Growth
Northern Rockies
$1,101 MM
Central Rockies
$575 MM
EOR Project
(3)
$203 MM
Libby Ranch CO2
Development
$56 MM
(1)
Other
Exploration
Drilling
$44 MM
Non-Operated
$232 MM
Land
$116 MM
Facilities
$151 MM
Exploration
Expense
(2)
$72 MM
Well Work, Misc.
Costs, Other
$150 MM
For development of CO
2
prospect at Bravo Dome in northeastern New Mexico.
Comprised primarily of exploration salaries, lease delay rentals and seismic activities.
This multi-year CO
2
project involves many re-entries, workovers and conversions.  Therefore, it is budgeted on a project basis not a well basis.
Property Area
2014 CAPEX
(MM)
Gross
Wells
Net
Wells
% of
Total
Northern Rockies 1,101 199 137.2 41%
Central Rockies 575 120 104.9 21%
EOR Project 203 NA
(3)
NA
(3)
7%
Libby Ranch CO2
Develop.
(1)
56 2%
Other Exploration Drilling 44 9 7.3 2%
Non-Operated 232 8%
Land 116 4%
Facilities 151 6%
Exploration Expense
(2)
72 3%
Well Work, Misc. Costs, Other 150 6%
Total Budget $2,700 328 249.4 100%

Brockton-Froid Lineament Zone
Divide
Burke
Renville
Sheridan
STARBUCK
Roosevelt
Williams
CASSANDRA
Ward
SANISH & PARSHALL
TARPON
MISSOURI BREAKS
HIDDEN BENCH
McKenzie
Richland
McLean
Bakken Pinch-out
Bakken Maturity Limit
Dunn
Mercer
LEWIS & CLARK
Dawson
Oliver
BIG ISLAND
Billings
Golden Valley
Wibaux
Pronghorn
Stark
Morton
Prairie
Grant
Custer
Fallon
Slope
Hettinger

NYSE: WLL

Field Target Gross Acres Net Acres
Sanish / Parshall Middle Bakken
Three Forks
174,666 82,445
Pronghorn Pronghorn Sand 193,625 125,630
Lewis & Clark Three Forks 174,020 117,590
Hidden Bench Middle Bakken
Three Forks
65,882 37,314
Tarpon Middle Bakken
Three Forks
8,805 6,265
Starbuck Middle Bakken
Three Forks
Red River
53,012 42,932
Missouri Breaks Middle Bakken
Three Forks
99,930 65,869
Cassandra Middle Bakken
Three Forks
29,827 13,949
Big Island Red River 175,740 137,559
Other ND & Montana 122,651 54,251
Total
1,098,158 683,804
Whiting Lease Areas in Williston Basin
March 31, 2014

Energy + Technology = Growth

Whiting Acreage
Kodiak Acreage
Bakken Producer
Three Forks Producer
MT ND
Divide
Wild Ross
Williams
Mountrail
Roosevelt
Polar
Cassandra
Koala
Sanish
Parshall
Tarpon
Ursid
Missouri Breaks
Hidden Bench
Smokey
Dunn
Richland
McKenzie
Dunn
Lewis & Clark
Billings
Golden Valley
Pronghorn
Stark

PF Whiting
CLR
EOG[1]
Whiting
HES
XOM/XTO
COP
STO
OAS
MRO
Kodiak
QEP

PF Whiting
CLR
HES
OAS
XOM/XTO
Whiting
COP
QEP
EOG
Kodiak
STO
MRO

NYSE: WLL

Rigs drilling in the Williston Basin
(as of 7/13/14)
2,3
Announced Strategic Combination with Kodiak Oil & Gas Corp.
Creates Leading Williston Basin Operator
7
Energy + Technology = Growth
Acreage Overview (855,000 net acres) Q1'14 Bakken / Three Forks Net Production
(Mboepd)
107.3
97.5
86.0
73.3
63.0
~60.0
54.0
49.4
42.9
42.7
34.0
31.1
18 18 18
14 14
12
10
8

6 6
5
Source: Company presentations, filings and press releases
1 As of December 31, 2013
2 Rigs currently drilling on July 13, 2014 per NDIC
3 As of July 13, 2014, Whiting had two additional rigs moving and
Kodiak had one additional rig moving, for a combined operated 21 rigs in the Williston Basin

Expected benefits to Whiting
•
Increases weighting of production from Bakken/TFS
– 80% of pro forma Q1 2014 production from Bakken/TFS
– 855,000 combined net acres, with an inventory of 3,460 net Williston Basin drilling locations
– Addition of complementary acreage position in area Whiting knows very well
•
Significantly enhanced growth potential from accelerated development of Kodiak resource base
– Expect to increase Kodiak’s rig fleet from 7 to 12 operated rigs by Q4’15
– Substantial present value benefit from acceleration
•
Materially increased scale enhances relative positioning of company vs. peers and strengthens
Whiting’s credit profile and financial flexibility
•
All-stock transaction structure is credit enhancing
•
Expected to be accretive in 2015 and increasingly accretive thereafter across all metrics
– Discretionary cash flow per share
– Earnings per share
– Production per share

Energy + Technology = Growth

Annulus Stages
Frac Ports
per Stage
Potential
Entry
Points
Free fluid
between
packers 30 1 30
Annulus Stages
Perforation
Clusters
per Stage
Potential
Entry
Points
Cemented 40 3 120
Older Style
Sliding Sleeve Completion
New Style
Cemented Liner Completion
Maximizing Recovery Efficiency
Improving Frac Distribution

Energy + Technology = Growth

1
2
4
3

Sand-jet perforating sub
Resettable frac plug
Sleeve locator
Frac ports
Inner sliding barrel
Recess for locator keys

NYSE: WLL

Evolution of Completion Design
Skov 31-28 Unit (1) at Missouri Breaks
Well Annulus Completion Method Stages
Entry
Points
Cost
($MM) Incr.
IP
(BOEPD) Incr.
Skov 31-28-1H Open Sliding Sleeve 30 30 7.90 - 927 -
Skov 31-28-2H Cemented P&P - 3 clusters/stage 30 90 8.10 3% 1,072 16%
Skov 31-28-4H Cemented P&P - 5 clusters/stage 30 150 8.10 3% 1,219 31%
Skov 31-28-3H Cemented CT - Multistage+(P&P - 5) 60+5X5 85 8.80 11% 1,607 73%
(1) Skov 31-28-1H was completed on 5/31/2013.  Skov 31-28-2H and Skov 31-28-4H were completed on 4/2/2014. Skov 31-28-3H was completed on 4/1/2014.
Energy + Technology =             Growth
CT (Coiled Tubing) Conveyed Frac

Exploiting the Bakken and Three Forks in the Williston
Primary and Prospective Drilling Locations

Energy + Technology =             Growth
MISSOURI BREAKS
8 WELLS
CASSANDRA
12 WELLS
SANISH
15 WELLS
PRONGHORN
6 WELLS
TARPON
12 WELLS
HIDDEN BENCH
16 WELLS

Redtail Discovery Defining the Sweet Spot of the Niobrara 12

Redtail Development Program
Economic Sweet Spot
(Weld County, Colorado) OBJECTIVE
Niobrara “B” Shale
Niobrara “A” Shale
DEVELOPMENT PLAN
Mix of 960 and 640-acre spacing units
8 Wells per spacing unit Niobrara “B”
8 Wells per spacing unit Niobrara “A”
3,300+ potential drilling locations
ACREAGE
Whiting has assembled 174,892 gross
(122,656 net) acres in our Redtail
prospect in the northeastern portion of
the DJ Basin.
• Average WI of 70%
• Average NRI of 59%
COMPLETED WELL COST
Horizontal:  $5.5 MM
DRILLING HIGHLIGHTS
Results from our high density pilots
support a 16-well per 960-acre drilling
pattern in the “B” and “A” zones.  We
spud our 30F super pad located in the
Horsetail township in June 2014.  This
high density pilot will test a 32-well
drilling spacing pattern in the “A”, “B”
and “C” zones.  If successful, our potential
drilling locations at Redtail would
increase to more than 6,600 gross wells.

Source: IHS and internal Whiting production database
Energy + Technology = Growth
Niobrara Initial 30-Day Average Rate
(Gas converted to oil price equivalent ratio 17:1)
Pre 2013 2013 - 14 BOEPD
1 – 350
350 – 450
450 – 550
550 – 650
650 – 750
> 750

5 µm

9985'
Middle Bakken B Facies
Braaflat 11-11
Sanish Field
Mountrail County, ND

5 µm

5580.2'
Niobrara B Chalk
Terrace 36-32M
Redtail Area
Weld County, CO

NYSE: WLL

14 Middle Bakken / Niobrara Reservoir Comparison High-resolution pore structure image from Scanning Electron Microscope 7% Porosity 13% Porosity

15 Niobrara Reservoir Geometry 3-Dimensional image of the Niobrara “B” Reservoir from Whiting’s Dual-Beam Scanning Electron Microscope

NYSE: WLL

5550
5575
5600
5625
5650
5675
5700
5725
5750
5775
5800
5825
5850
5875
'A'
'B'
'C'
FRHS

Niobrara  Reservoir
Whiting RAZOR 25-2514H
GR                   Zone        PHI           Minerals        BVFluid                  RES
0                         200 30                          -10                            0                           100 0.2                  2000
A
A
B
B
C
C
Niobrara  Resource Potential
(1)
*
**
GOR=500 cf/bo
Stimulated Rock Volume
Recoverable Oil 16 Well / DSU Density
(Total OOIP A Zone + B Zone = 59 MMBOE/DSU)**
16 wells
10% Recovery
16 wells
15% Recovery
16 wells
20% Recovery
370 MBOE 560 MBOE 740 MBOE
(1) Please refer to the beginning of this presentation for
disclosures regarding “Reserve and Resource Information.”
Estimates updated as of December 31, 2013
Recoverable Oil 32 Well / DSU Density
(Total OOIP A Zone + B Zone + C Zone = 70 MMBOE/DSU)**
32 wells
15% Recovery
32 wells
20% Recovery
32 wells
25% Recovery
330 MBOE 440 MBOE 550 MBOE
Redtail Development Program
Niobrara Reservoirs

Energy + Technology = Growth
Reservoir Porosity
(%)
Thickness
(ft)
OOIP
(MMBOE/
960ac)*
% WLL
Wells
#
Gross
Wells
NIO A 13% 35
19 81 1,344
NIO B 13% 65
40 81 1,343
NIO C 11% 25
11 80 1,316
70
OOIP by Zone

7920 ft.
NIOBRARA
A
B
C
1320 ft.

7920 ft.
NIOBRARA
A
B
C
1320 ft.

NYSE: WLL

27L Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target:   B-B-B-B
Status: Flowing
27K Pad
Drilling Density
- 16 Wells/DSU
- 330 ft.
Target:   A-B-A-B
Status: Flowing
Razor Pilot
16 Wells / 960ac DSU
30F Pad
Drilling Density
- 32 Wells/DSU
- 165 ft.
Target: C-B-A-B-
A-B-C-B
Status: Drilling
Horsetail Pilot
32 Wells / 960ac DSU
Planned Wells
Producing Wells
Future Infill Wells
Redtail Development Planning
Defining Optimal Well Density

Energy + Technology = Growth

BORDER
SYDNEY
MAYFIELD
MUSTANG
DEER
RUNWAY
TWOMILE
CEDAR
GROVER
CHURCH
WOLF
RAZOR
HORSETAIL
AVALO
KEOTA
WILDHORSE
IGO
COTTONWOOD

WHITING
NYSE: WLL

Legend
Redtail 16 Well Planning
Well Status
Existing Wells
Future Locations
Permitted
Township
Operated
Non-Operated
Redtail Development Plan
3,310 Gross (1,654 Net) Wells
16 Wells Per DSU in Upper Niobrara (A & B Zones) as of March 31, 2014

2014 – 2018 Development Plan Includes
Approximately 1,024 Gross Wells with an
84% Average Working Interest
NBL Operated
Energy + Technology = Growth

Redtail Niobrara A & B Type Curve: 420 MBOE
Per Well Results: 85%-100% IRRs (1)(2)(3)

Energy + Technology = Growth
(1) Please refer to the beginning of this presentation for disclosures regarding "Reserve and Resource Information."   All volumes shown are un-risked.  Our pre-tax PV10% values do not purport to present the fair value of our oil and natural gas reserves.
(2) EURs, ROIs, IRRs and PV10% values will vary well to well.  Estimates updated as of December 31, 2013.
(3) Based on a mix of 17 640- and 960-acre spaced wells drilled since March 21, 2013.
10
100
1000
0 20 40 60 80 100 120 140 160 180
Months on Production
EUR - 420 MBOE, Development Phase CAPEX $5.5 MM
NYMEX Oil Price/Bbl $90 $100
ROI 3.2 3.7
IRR (%) 85% 100%
Payout (Yrs.) 1.2 1.0
PV10 ($MM) 6.28 7.87

Kimball
Grover
Weld
Logan
Raymer (New Raymer)
WY
NE
CO
3rd Party Pipelines
Other
OIL
GAS
NGL

NYSE: WLL

Redtail Infrastructure Plan: A Great Place to Find an
Oil Field!
April 2014
Redtail Facilities Plan
Planned Gathering System
Gas Gathering Lines 141 Miles
Oil Gathering Lines 111 Miles
SW Gathering Lines 54 Miles
Frac Water Supply Lines 16 Miles
Redtail Gas Plant
Train 1 Capacity (Online) 20 MMcf/d
Train 2 Capacity (Q1 2015) 50 MMcf/d
Train 3 Capacity (2016) 70 MMcf/d
Takeaway Capacity (2016) 140 MMcf/d
Capital Investment
Gas Plant $100 MM
Gas Gathering / Field Compression $95 MM
Oil Gathering / LACTs $80 MM
Electricity $40 MM
Total $315 MM

8” Residue Pipeline
Constructed By TallGrass
Redtail Plant Terrace Plant
Pony
Express
Kinder Morgan
Interstate
Trailblazer
TallGrass
Pawnee
Terminal
TallGrass
Buckingham
Terminal
Northeast Colorado Lateral
to Pony Express
Energy + Technology =              Growth

Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares will be exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section
3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction,  Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER
RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT Whiting, Kodiak AND THE PROPOSED
TRANSACTION.
The joint proxy statement and circular and certain
other relevant materials (when they become available) and other documents filed by  Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations,
1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or  by written request to Kodiak
Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202-2300 or calling (303) 592-8030.
Participants in the Solicitation
Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whitings’s 2014 Annual Meeting of Stockholders which was filed with the SEC on
March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31,
2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.
Energy + Technology =             Growth

Questions?

Energy + Technology =             Growth
Important Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares will be exempt from registration under the United States Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section
3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction,  Whiting and Kodiak intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a joint proxy statement and circular. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER
RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT Whiting, Kodiak AND THE PROPOSED
TRANSACTION.
The joint proxy statement and circular and certain
other relevant materials (when they become available) and other documents filed by  Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations,
1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or  by written request to Kodiak
Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202-2300 or calling (303) 592-8030.
Participants in the Solicitation
Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on
March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31,
2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.